Deposits, Prepayments and Other Receivables	12 Months Ended
Mar. 31, 2025
Deposits, Prepayments and Other Receivables [Abstract]
Deposits, Prepayments and Other Receivables

5. Deposits, Prepayments and Other Receivables

Deposits, prepayments and other receivables consisted of the following as of March 31:

	2024	2025	2025
	HK$	HK$	US$
Rental deposits	15,000	45,960	5,908
Prepayments - current
– Deferred IPO Cost	4,546,890	—	—
– Prepayments for services	116,446	1,026,124	131,894
– Prepayments for exhibition cost (a)		15,292,500	1,965,642
Less: Impairment on the prepayment (a)	—	(10,593,902)	(1,361,702)
Prepayments – non current (b)	—	8,190,000	1,052,713
Other receivables	902	900	116
Deposits, Prepayments and Other Receivables, net	4,679,238	13,961,582	1,794,571

(a)	On February 14, 2025, Ctrl Solution entered into four cooperative investment agreements with an exhibition service provider. The total value of the four cooperative investment agreements is HKD 15,292,500. The exhibition partner will coordinate and organize four exhibitions during the year ending March 31, 2026. After the management reviewed the exhibition that already held and projected results of other exhibitions, the management impaired the prepayment of HK$10,593,902 (US$ 1,361,702), which represents 50% share of the Company of the net loss expected from these exhibitions as per the investment agreements.

(b)	On March 7, 2025, Ctrl Game entered into a game development agreement with a service provider to develop mobile games platform which amounted to US$2.1 million. As at the day of this annual report, CTRL Game settled HK$8,190,000 (US$1,052,713). As of March 31, 2025, no progress of the game development and the management classified as non-current prepayment.